UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2011

SUPERIOR ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34037	75-2379388
(State or other jurisdiction)	(Commission File Number)	(IRS Employer Identification No.)

601 Poydras St., Suite 2400, New Orleans, Louisiana	70130
(Address of principal executive offices)	(Zip Code)

(504) 587-7374

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) At a meeting held on December 9, 2011, the Board of Directors of Superior Energy Services, Inc. (the “Company”) voted to expand the size of the Board from seven to eight directors and appointed Peter D. Kinnear to serve as a director of the Company, effective immediately.

There is no arrangement or understanding between Mr. Kinnear and any other person pursuant to which he was elected as a director. There are no transactions in which Mr. Kinnear has an interest requiring disclosure under Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934.

The Company’s non-management directors, including Mr. Kinnear, receive an annual fee of $60,000 for serving on the Company’s Board and $2,000 for attending each Board and committee meeting (for which he may be appointed as a member). In addition, upon his appointment to the Board on December 9, 2011, Mr. Kinnear received a grant of 2,178 restricted stock units under the terms of the Company’s Directors Restricted Stock Unit Plan. The restricted stock units were fully vested upon grant, but are not paid to the director until he terminates his service on the Board.

The Company issued a press release announcing the appointment of Mr. Kinnear as a director, a copy of which is attached hereto as Exhibit 99.1.

Item 8.01 Other Events.

Effective for 2012, the Compensation Committee of the Board of Directors of the Company has revised the forms of agreement used for awards of stock options, restricted stock and performance share units under the Company’s long-term incentive program to provide for the recovery of the incentives under certain circumstances relating to the Company’s restatement of its financial statements, frequently referred to as a “clawback policy.” Under the clawback policy, the Company will have the ability to recover the incentive award, or the compensation paid thereunder, if (i) the Company’s financial statements are required to be restated during the six-year period following date of grant and the award recipient is determined to be responsible, or (ii) the award recipient and the award are determined to be governed by any recovery policy adopted by the Company in connection with the Dodd-Frank Wall Street Reform and Consumer Protection Act. The revised forms of agreement are attached hereto as Exhibits 10.1 through 10.3.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The Exhibits included as part of this Current Report are listed in the attached Exhibit Index

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR ENERGY SERVICES, INC.

By:	/s/ Robert S. Taylor
Robert S. Taylor
Chief Financial Officer

Dated: December 14, 2011

Superior Energy Services, Inc.

Exhibit Index

Exhibit Number

10.1	Form of Stock Option Agreement under the Superior Energy Services, Inc. 2011 Stock Incentive Plan

10.2	Form of Restricted Stock Agreement under the Superior Energy Services, Inc. 2011 Stock Incentive Plan

10.3	Form of Performance Share Unit Award Agreement under the Superior Energy Services, Inc. 2011 Stock Incentive Plan

99.1	Press Release by Superior Energy Services, Inc., dated December 12, 2011, announcing the appointment of Peter D. Kinnear as a director.